                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999


CHANGE IN ADDRESS

         Effective September 13, 1999, the address of the Company's principal office will be:

                  The Manufacturers Life Insurance Company of North America 500 Boylston Street
                  Suite 400
                  Boston, MA  02116-3739

         The Annuity Service Office mailing address is:

                  The Manufacturers Life Insurance Company of North America Post Office Box 9230
                  Boston, MA  02205-9230

TRANSFERS AMONG INVESTMENT OPTIONS

         The following supplements the disclosure under "Transfers Among Investment Options."

"Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted)."

INFORMATION REGARDING THE ULTIMATE PARENT COMPANY OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

         The second paragraph under "The Manufacturers Life Insurance Company of North America" is amended and restated as follows:

"On January 20, 1998, the Board of Directors of The Manufacturers Life Insurance Company ("Manulife"), our ultimate parent company, announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to a publicly traded, shareholder-owned company. On May 19, 1999 this plan was approved by the Board of Directors of Manulife and on July 29, 1999, Manulife's eligible policyholders voted in favor of demutualization. Provided that all necessary regulatory approvals are obtained, Manulife expects that demutualization will take place in Autumn, 1999."

DISTRIBUTION OF CONTRACTS

         The following replaces the sixth sentence of the paragraph under the heading "General Matters - Distribution of Contracts."

         "Wood Logan is a wholly owned subsidiary of a holding company that is 78.4% owned by The Manufacturers Life Insurance Company (U.S.A.) and 21.6% owned by MRL Holding, LLC."

                      SUPPLEMENT DATED SEPTEMBER 13, 1999.